SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                   ----------------------------------------

                                 Date of Report
                       (Date of earliest event reported)

                                February 3, 2000


                        PROVIDIAN FINANCIAL CORPORATION
            (Exact name of registrant as specified in its charter)


        Delaware                        1-12897                   94-2933952
------------------------       ------------------------      -------------------
(State of incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)

           201 Mission Street
       San Francisco, California                                       94105
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(Address of principal executive offices)                            (Zip Code)


                                 (415) 543-0404
                    --------------------------------------
                        (Registrant's telephone number,
                             including area code)

                                       N/A
    -----------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

     Attached as Exhibit 12.1 are the registrant's earnings to fixed charges and earnings to combined fixed charges and preferred stock dividend requirements ratios and the related computations. Attached as Exhibit 99.1 are the financial statements and other financial information previously released by the registrant on January 20, 2000. An updated Recent Developments regarding legal proceedings disclosure is attached as Exhibit 99.2. This Form 8-K and the Exhibits hereto are incorporated by reference into the registrant's Registration Statement on Form S-3 (File No. 333-55937).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

12.1 Computation of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividend Requirements.
99.1 Financial Statements and other Financial Information released on January 20, 2000.
99.2 Recent Developments regarding legal proceedings.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROVIDIAN FINANCIAL CORPORATION
                                                  (Registrant)


Dated:  February 3, 2000                By: /s/ David J. Petrini
                                            ------------------------------------
                                            David J. Petrini
                                            Executive Vice President and Chief
                                            Financial Officer

                                  EXHIBIT INDEX

Exhibit Number              Description
--------------              -----------

12.1 Computation of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividend Requirements.
99.1 Financial Statements and other Financial Information released on January 20, 2000.
99.2 Recent Developments regarding legal proceedings.